April 21, 2017

THE DREYFUS/LAUREL FUNDS, INC.

-          DREYFUS FLOATING RATE INCOME FUND

(Class A, C, I and Y shares)

Supplement to Summary and Statutory Prospectuses

Dated January 1, 2017

The following information supersedes the information contained in "Fees and Expenses" in the fund's summary prospectus and "Fund Summary – Fees and Expenses" in the fund's statutory prospectus:

The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until January 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund so that the annual fund operating expenses for Class A, C, I and Y shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .75%.  On or after January 1, 2018, The Dreyfus Corporation may terminate this expense limitation at any time.

April 21, 2017

THE DREYFUS/LAUREL FUNDS, INC.

-          DREYFUS FLOATING RATE INCOME FUND

(Class T shares)

Supplement to Prospectus

Dated March 31, 2017

The following information supersedes the information contained in "Fund Summary – Fees and Expenses" in the fund's prospectus:

The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until March 31, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund so that the annual fund operating expenses for Class T shares (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .75%.  On or after March 31, 2018, The Dreyfus Corporation may terminate this expense limitation at any time.